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                              Wanger Advisors Trust

                         Supplement dated March 1, 2004
                      to Prospectuses dated May 1, 2003 of
                          Wanger U.S. Smaller Companies
                         Wanger International Small Cap
                                  Wanger Twenty
                              Wanger Foreign Forty

                       Supplement to Current Prospectuses
                 (Replacing Supplement Dated January 16, 2004)

Adviser Name Change. Columbia Management Group, Inc. ("CMG") has renamed the Fund's investment adviser using the Columbia prefix, and dropping the Liberty prefix. The rebranding will have no impact on the management or investment objective of the Fund. Effective October 13, 2003, the name of the Fund's investment adviser, Liberty Wanger Asset Management, L.P., was changed to Columbia Wanger Asset Management, L.P. ("CWAM"). CWAM is a wholly owned subsidiary of CMG.

Effective immediately, the section entitled "Legal Proceedings Involving Affiliates" in the Funds' Prospectus is replaced in its entirety by the following:

Legal Proceedings. The Securities and Exchange Commission (the "SEC"), the New York Attorney General ("NYAG") and various other regulatory authorities are investigating late trading and market timing in mutual fund shares, and have sent information requests and subpoenas to certain affiliates of CMG (collectively, "Columbia"). These affiliates include Columbia Funds Distributor, Inc. ("CFDI"), the distributor of the Funds' shares, CWAM, the Funds' adviser, and Columbia Management Advisors, Inc. ("CMA"). CMA is the adviser to the Columbia Family of Funds but not to the Wanger Advisors Trust Family of Funds. Columbia has informed the Funds that it has not uncovered any instances where Columbia entities were knowingly involved in late trading of mutual fund shares. Information relating to informal arrangements for trading fund shares has been supplied by Columbia to the NYAG and to the SEC and other regulatory authorities.

On February 24, 2004, the SEC filed a civil complaint in the United States District Court for the District of Massachusetts against CFDI and CMA, alleging that they have violated certain provisions of the federal securities laws. Also on February 24, 2004, the NYAG filed a civil complaint in New York Supreme Court, County of New York against CFDI and CMA alleging that CMA and CFDI violated certain New York anti-fraud statutes. Both complaints are based on arrangements between 1998 and 2003 with nine investors for the trading of mutual fund shares. In their respective complaints, the NYAG and the SEC are seeking disgorgement of profits, restitution, monetary penalties and permanent injunctions, including, in the case of the SEC, a permanent injunction from serving or acting as investment adviser or distributor of any registered fund. Neither complaint was filed against CWAM, and none of the Wanger Advisors Trust Funds was identified in the complaints as funds that were affected by informal trading arrangements.

CFDI and CMA are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or other consequences for the Funds.